UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

TRANSGLOBAL MANAGEMENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 989-4653

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Transglobal Management Group, Inc., a Florida corporation (the “Company”), entered into a Purchase Agreement dated April 1, 2026, and an Amendment and Clarification Agreement dated April 10, 2026 (collectively, the “Agreements”) with Dalston LLP, an Arizona limited liability partnership (“Seller”), pursuant to which the Company agreed to acquire substantially all of the assets of the Apache Creek Golf Course business located in Apache Junction, Arizona (the “Business”), including the tangible and intangible assets used in the operation of the Business as a going concern. The total purchase price for the acquisition is $2,500,000, consisting of: (i) a previously paid deposit of $200,000; (ii) $300,000 in cash payable on or before April 30, 2026; and (iii) the remaining $2,000,000 payable on or before June 30, 2026. Pursuant to the terms of the Agreements, ownership and possession of the Purchased Assets transferred to the Company upon payment of the initial deposit. In the event the Company does not satisfy the remaining purchase price obligations within the time periods specified in the Agreements, the Seller may retain the deposit and ownership of the Purchased Assets will revert to the Seller. The Agreements provide that the Company will acquire substantially all assets used in the operation of the Business as a going concern, including equipment, inventory, improvements, goodwill, and other operational assets. The Company will operate the Business at its current location pursuant to rights associated with the underlying leasehold interests, which remain in the name of the Seller. The Agreements contain customary representations and warranties, covenants, and indemnification provisions.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1        Purchase Agreement, dated April 1, 2026, between Transglobal Management Group, Inc. and Dalston LLP

10.2        Amendment and Clarification Agreement, dated April 10, 2026, between Transglobal Management Group, Inc. and Dalston LLP

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transglobal Management Group, Inc.

Date: April 15, 2026	By:	/s/ Kelly L. Kirchhoff
Kelly L. Kirchhoff
Chief Executive Officer

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